UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

526 South Church Street, Charlotte, North Carolina 28202-1904
(Address of Principal Executive Offices, including Zip code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2007, Duke Energy Corporation (the “Company”) issued a press release announcing that Mr. Thomas C. O’Connor, Group Executive and President, Commercial Businesses, will resign from the Company effective November 15, 2007.  Ms. Lynn J. Good, currently Senior Vice President and Treasurer, will replace Mr. O’Connor as Group Executive and President, Commercial Businesses.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)             Exhibits.

99.1                            Press Release issued by Duke Energy Corporation on October 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2007	DUKE ENERGY CORPORATION

	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by Duke Energy Corporation on October 29, 2007